Exhibit 10.2

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is entered into as of March 3, 2020 by and among Synaptics Incorporated, a company organized and existing under the laws of Delaware (“Seller”) and Creative Legend Investments Ltd., a company organized and existing under the laws of the British Virgin Islands (“Purchaser”), and amends that certain Asset Purchase Agreement entered into by and among Seller and Purchaser, dated as of December 18, 2019 (the “Asset Purchase Agreement”). Seller and Purchaser are referred to herein collectively as the “Parties” and, individually, as a “Party.” Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Asset Purchase Agreement.

RECITALS

WHEREAS, pursuant to Section 12.04 of the Asset Purchase Agreement, the Parties may amend the Asset Purchase Agreement on the terms set forth herein; and

WHEREAS, the Parties desire to amend the Asset Purchase Agreement in order to (i) update the definition of “Business Products” in Section 1.01 of the Asset Purchase Agreement;  (ii) revise Section 8.05(a) of the Asset Purchase Agreement; (iii) update Section 12.06(b) of the Asset Purchase Agreement; (iv) replace Schedule I to the Asset Purchase Agreement; and (v) update Schedules 2.01(d) and 2.06(f) to the Asset Purchase Agreement.

NOW, THEREFORE, in consideration of the promises herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Section 1.01. The definition of “Business Products” set forth in Section 1.01 of the Asset Purchase Agreement is hereby amended to add the following Seller products:

•	TD4291
•	TD4191
•	TD4320S
•	TD4151

2.Section 8.05(a). The first sentence of Section 8.05(a) of the Asset Purchase Agreement is hereby amended by deleting the words “March 1, 2020” and substituting “March 2, 2020” in lieu thereof.

3.Section 12.06(b). The notice information with respect to Purchaser, starting with the words “if to Purchaser, to:”, in Section 12.06(b) of the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:

“if to Purchaser, to:

Wilson Sonsini Goodrich & Rosati P.C.

Address:One Market Plaza

Spear Tower, Suite 3300

San Francisco, California 94105-1126

Attention:Robert T. Ishii

Email:	achan@creativelegend.com ”

4.Schedule I. Schedule I to the Asset Purchase Agreement is hereby amended and restated in its entirety to be in the form attached to this Amendment as Exhibit A.

5.Schedule 2.01(d). Schedule 2.01(d) to the Asset Purchase Agreement is hereby amended and restated in its entirety to be in the form attached to this Amendment as Exhibit B.

6.Schedule 2.06(f). Schedule 2.06(f) to the Asset Purchase Agreement is hereby amended and restated in its entirety to be in the form attached to this Amendment as Exhibit C.

7.Effect of this Amendment. Except as expressly provided in this Amendment, the Asset Purchase Agreement shall not be amended or otherwise modified. In the event there is a conflict between the terms of the Asset Purchase Agreement and the terms of this Amendment, the terms provided in this Amendment shall control. On and after the date hereof, each reference in the Asset Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “hereto,” “herein,” or words of like import referring to the Asset Purchase Agreement shall mean and be a reference to the Asset Purchase Agreement as amended by this Amendment.

8.Full Force and Effect. This Amendment is expressly made subject to the terms and conditions of the Asset Purchase Agreement as modified herein, and, except as expressly modified herein, the Asset Purchase Agreement shall continue in full force and effect without change.

9.Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

10.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Amendment as of the date first written above.

SYNAPTICS INCORPORATED

By: /S/ John McFarland

Name: John McFarland

Title: Senior Vice President, General Counsel and Secretary

CREATIVE LEGEND INVESTMENTS LTD.

By: /S/ Anson Chan

Name: Anson Chan

Title: Director

[Signature page to First Amendment to Asset Purchase Agreement]